UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6506

Intermediate Muni Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Intermediate Muni Fund, Inc.

SEMI-ANNUAL
REPORT

JUNE 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Intermediate Muni Fund, Inc.

Semi-Annual Report • June 30, 2006

What’s Inside

Letter from the Chairman	I

Dividend Reinvestment Plan Summary	1

Fund at a Glance	2

Schedule of Investments	3

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Financial Data	26

Board Approval of Management and Subadvisory Agreements	27

Dividend Reinvestment Plan	30

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)(i) rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)(ii) continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rate(iii) from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s

Intermediate Muni Fund, Inc.            I

repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the municipal market, yields of both 2- and 10-year securities also rose over the reporting period.

Performance Review

For the six months ended June 30, 2006, the Intermediate Muni Fund, Inc. returned 1.72%, based on its net asset value (“NAV”)(iv) and 1.14% based on its American Stock Exchange (“AMEX”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index(v), returned 0.28% for the same time frame. The Lipper Intermediate Municipal Debt Closed-End Funds Category Average(vi) increased 0.28%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.2220 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2006. Past performance is no guarantee of future results.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of June 30, 2006 (unaudited)

6-Month
Price Per Share	Total Return
$9.58 (NAV)	1.72%
$8.48 (Market Price)	1.14%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II             Intermediate Muni Fund, Inc.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser, the day-to-day portfolio management of the Fund. The management fee for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Intermediate Muni Fund Inc. in October 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a

Intermediate Muni Fund, Inc.            III

position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under symbol XSBIX on most financial websites. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

IV            Intermediate Muni Fund, Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)        Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)       The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)    The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)    NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(v)     The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

(vi)    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Intermediate Muni Fund, Inc.            V

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Dividend Reinvestment Plan Summary

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares of the Fund you will receive in lieu of a cash payment is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“AST” or “Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 30. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

2              Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited)

INTERMEDIATE MUNI FUND, INC.

Face
Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 97.0%
Alabama — 3.1%
$3,000,000	AAA	Alabama State Public School & College Authority, FSA-Insured, 5.125% due 11/1/15 (a)	$3,119,670
1,225,000	AAA	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC-Insured, 5.000% due 6/1/20	1,268,598
179,127	AAA	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (b)	186,734
1,000,000	AAA	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/15	1,055,440
		Total Alabama	5,630,442

Alaska — 1.6%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (c)	1,062,370
500,000	AAA	Anchorage, AK, GO, Refunding, FGIC-Insured, 6.000% due 10/1/14	563,565
1,250,000	AAA	North Slope Boro, AK, Refunding, Series A, MBIA-Insured, 5.000% due 6/30/15	1,320,350
		Total Alaska	2,946,285

Arizona — 0.4%
		Maricopa County, AZ, Hospital Revenue:
75,000	AAA	Samaritan Health Service, 7.625% due 1/1/08 (b)	76,883
569,000	AAA	St.Lukes Medical Center, 8.750% due 2/1/10 (b)	621,912
50,000	AAA	Pima County, AZ, IDA, Single-Family Housing Authority Revenue, Series A, GNMA/FNMA-Insured, FHLMC-Collateralized, 7.100% due 11/1/29 (c)(d)	50,822
		Total Arizona	749,617

Arkansas — 1.5%

1,500,000	BBB	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.000% due 2/1/15 (e)	1,647,720
1,000,000	BB	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (c)	1,076,380
		Total Arkansas	2,724,100

California — 5.2%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	1,549,635
3,000,000	AA-	California State Economic Recovery, Series A, 5.000% due 7/1/17 (a)	3,097,410
410,000	NR	California Statewide COP Community Development Revenue, Refunding Hospital Triad Healthcare, 6.250% due 8/1/06 (b)	410,652
10,000	NR	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08 (b)	10,888
		Los Angeles, CA:
1,015,000	NR	COP, Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (b)	1,205,424
1,000,000	AAA	Union School District, Series A, MBIA-Insured, Call 7/1/13 @ 100, 5.375% due 7/1/18 (e)	1,085,620

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            3

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

California — 5.2% (continued)
$1,450,000	AAA	Morgan Hill, CA, USD, FGIC-Insured, 5.750% due 8/1/17	$1,564,086
330,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines, Inc., 8.000% due 7/1/13 (b)	373,606
105,000	AAA	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (b)	126,481
		Total California	9,423,802

Colorado — 5.4%
1,860,000	Aaa(f)	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC-Insured, 5.500% due 12/1/20	1,965,387
		Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	BBB-	Bromley East Project, Series A, Call 9/15/11 @ 100, 7.000% due 9/15/20 (e)	1,136,800
1,155,000	AAA	Bromley School Project, XLCA-Insured, 5.125% due 9/15/20	1,214,991
1,350,000	AAA	Refunding & Improvement, University Lab School, XLCA-Insured, 5.250% due 6/1/24	1,425,843
500,000	Baa2(f)	University Lab School Project Call 6/1/11 @ 100, 6.125% due 6/1/21 (e)	546,855
710,000	BBB	Denver, CO, Health & Hospital Authority, Series A, 6.250% due 12/1/16	756,711
1,765,000	AAA	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement, Series A, FSA-Insured, Call 11/1/10 @ 100, 6.000% due 11/1/14 (e)	1,910,189
750,000	A	SBC Metropolitan District, CO, GO, ACA-Insured, 5.000% due 12/1/25	751,080
		Total Colorado	9,707,856

Connecticut — 3.2%
2,000,000	AA	Connecticut State HEFA Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21	2,132,260
1,855,000	A	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (c)	2,005,311
1,500,000	AAA	Connecticut State Special Tax Obligation Revenue, RITES, Series A, FSA-Insured, 6.588% due 10/1/09 (g)	1,687,110
		Total Connecticut	5,824,681

Florida — 4.5%
195,000	AAA	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA-Insured, 8.625% due 10/1/09 (b)	210,027
3,250,000	AAA	Lee, FL, Memorial Health System, Hospital Revenue, Series A, FSA-Insured, 5.750% due 4/1/14 (a)	3,500,770
1,590,000	NR	Old Palm Community Development District, FL, Palm Beach Gardens, Series B, 5.375% due 5/1/14	1,594,595
		Orange County, FL, Health Facilities Authority Revenue:
605,000	NR	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	638,674
1,500,000	A+	Hospital Adventist Health Systems, 6.250% due 11/15/24	1,639,320
455,000	Aaa(f)	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09 (b)	491,059
		Total Florida	8,074,445

See Notes to Financial Statements.

4              Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Georgia — 5.4%
$970,000	Aaa(f)	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC-Insured, 5.250% due 12/1/23	$1,018,839
650,000	A-	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, Series A, 6.000% due 1/1/17	690,541
1,000,000	AAA	Gainesville, GA, Water & Sewer Revenue, FSA-Insured, 5.375% due 11/15/20	1,058,260
3,000,000	AAA	Georgia Municipal Electric Authority, Power Revenue, Refunding, Series A, FSA-Insured, 5.000% due 1/1/18 (a)	3,109,170
500,000	A+	Georgia Municipal Electric Authority, Power System Revenue, Series X, 6.500% due 1/1/12	535,540
1,000,000	AAA	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC-Insured, 5.000% due 1/1/21	1,037,800
2,120,000	AAA	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, Series E, 7.000% due 7/1/11 (b)	2,341,561
		Total Georgia	9,791,711

Illinois — 4.7%
535,000	C(f)	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/06 (h)	5,350
1,500,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (c)	1,618,035
1,000,000	AAA	Cicero, IL, Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/21	1,050,970
1,030,000	AAA	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, Series B, 7.100% due 12/1/15 (b)	1,172,964
1,000,000	AA	Harvey, IL, GO, Radian-Insured, 6.700% due 2/1/09	1,001,680
485,000	BBB	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12	493,410
		Illinois Health Facilities Authority Revenue:
440,000	AAA	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (b)	483,591
265,000	AAA	Ravenswood Hospital Medical Center Project, 7.250% due 8/1/06 (b)	265,639
1,310,000	AAA	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/14	1,403,717
		Mount Veron, IL, Elderly Housing Corp., First Lien Revenue:
250,000	Ba3(f)	7.875% due 4/1/07	249,915
270,000	Ba3(f)	7.875% due 4/1/08	269,562
1,000,000	Aaa(f)	Will County, IL, GO, School District North 122 New Lenox, Capital Appreciation Refunding School, Series D, FSA-Insured, zero coupon bond to yield 5.188% due 11/1/24	410,490
		Total Illinois	8,425,323

Indiana — 0.6%
800,000	AAA	Ball State University, Indiana University Revenue, Student Fee, Series K, FGIC-Insured, 5.750% due 7/1/20	858,976
240,000	AAA	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10 (b)	263,635
		Total Indiana	1,122,611

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Iowa — 1.2%
$1,000,000	A1(f)	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	$1,064,330
940,000	AAA	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (b)	1,112,716
		Total Iowa	2,177,046

Kansas — 1.8%
1,000,000	BBB	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light Project, Refunding, 4.750% due 10/1/07 (d)(i)	1,005,300
2,245,000	AA	Johnson County, KS, Union School District, Series A, Call 10/1/09 @ 100, 5.125% due 10/1/20 (e)	2,328,402
		Total Kansas	3,333,702

Louisiana — 1.2%
285,000	AAA	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (b)	319,334
1,690,000	AAA	Monroe, LA, Sales & Use Tax Revenue, FGIC-Insured, 5.625% due 7/1/25	1,816,530
		Total Louisiana	2,135,864

Maryland — 1.8%
1,000,000	AAA	Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, FSA-Insured, 6.500% due 7/1/13	1,097,860
2,000,000	AAA	Montgomery County, MD, GO, 5.250% due 10/1/14	2,130,260
		Total Maryland	3,228,120

Massachusetts — 6.9%
690,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)	757,627
1,130,000	Aaa(f)	Lancaster, MA, GO, AMBAC-Insured, 5.375% due 4/15/17	1,208,671
1,500,000	AAA	Massachusetts State, GO, RITES, Series PA 993-R, MBIA-Insured, 6.818% due 5/1/09 (g)	1,713,510
		Massachusetts State DFA Revenue:
500,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	525,015
370,000	AAA	VOA Concord, Series A, GNMA-Collateralized, 6.700% due 10/20/21	413,871
		Massachusetts State HEFA Revenue:
1,000,000	AAA	Berkshire Health Systems, Series F, 5.000% due 10/1/19	1,022,950
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12	2,150,640
835,000	BBB	6.750% due 7/1/16	921,464
1,000,000	BBB-	Milford-Whitinsville Regional Hospital, Series D, 6.500% due 7/15/23	1,059,990
1,000,000	BBB+(j)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (e)	1,098,850
1,065,000	AAA	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17 (c)	1,122,233
500,000	A3(f)	New England Education Loan Marketing Corp. Massachusetts Student Loan Revenue, Subordinated Issue H, 6.900% due 11/1/09 (c)	518,010
		Total Massachusetts	12,512,831

See Notes to Financial Statements.

6              Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 3.3%
$1,775,000	AAA	Carrier Creek, MI, Drain District No. 326, AMBAC-Insured, 5.000% due 6/1/24	$1,828,924
1,000,000	AAA	Jenison, MI, Public Schools GO, Building and Site, FGIC-Insured, 5.500% due 5/1/20	1,066,970
1,000,000	Aaa(f)	Memphis, MI, Community Schools GO, Call 5/1/09 @ 100, 5.150% due 5/1/19 (e)	1,033,280
1,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.500% due 11/1/18	1,054,690
1,000,000	AAA	Walled Lake, MI, Consolidated School District, MBIA-Insured, 5.000% due 5/1/22	1,028,670
		Total Michigan	6,012,534

Missouri — 1.6%
1,000,000	AAA	Hazelwood, MO, School District, Missouri Direct Deposit Program, Series A, FGIC-Insured, 5.000% due 3/1/23	1,031,110
405,000	A-(j)	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11	420,552
1,000,000	Aaa(f)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Control, State Revolving Funds Program, Series C, 5.250% due 7/1/18	1,087,270
35,000	AAA	Missouri State Housing Development Community Mortgage Revenue, Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)	35,629
345,000	AAA	Nevada, MO, Waterworks Systems Revenue, AMBAC-Insured, 10.000% due 10/1/10 (b)	392,613
		Total Missouri	2,967,174

Nebraska — 1.4%
		NebHELP Inc. Nebraska Revenue:
1,400,000	AAA	Series A-5A, MBIA-Insured, 6.200% due 6/1/13 (c)	1,425,494
1,000,000	AAA	Series A-6, MBIA-Insured, 6.450% due 6/1/18 (c)	1,018,220
		Total Nebraska	2,443,714

Nevada — 0.6%
		Henderson, NV, Health Care Facilities Revenue:
470,000	A-	Pre-Refunded, Catholic West, Series A, 6.200% due 7/1/09 (b)	483,545
535,000	A-	Unrefunded Balance, Catholic West, Series A, 6.200% due 7/1/09	562,435
		Total Nevada	1,045,980

New Hampshire — 0.5%
815,000	A	New Hampshire HEFA, Covenant Healthcare System, 6.500% due 7/1/17	898,171

New Jersey — 0.1%
150,000	AAA	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13 (b)	177,077

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New Mexico — 0.7%
$1,100,000	AAA	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC-Insured, 5.250% due 10/1/18	$1,184,425

New York — 3.8%
895,000	NR	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	915,236
1,760,000	AAA	New York State Dormitory Authority Revenue, Mental Health Services Facilities, 5.000% due 2/15/18	1,833,638
2,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, Series B, AMBAC-Insured, 5.000% due 4/1/21	2,082,440
2,000,000	AA-	Tobacco Settlement Financing Corp., New York, Asset-Backed, Series C-1, 5.500% due 6/1/14	2,078,580
		Total New York	6,909,894

North Carolina — 1.4%
130,000	AAA	Charlotte North Carolina Mortgage Revenue, Refunding Double Oaks Apartments, Series A, FNMA-Collateralized, 7.300% due 11/15/07	132,193
1,000,000	BBB	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series D, 6.450% due 1/1/14	1,077,200
1,175,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10 (b)	1,320,747
		Total North Carolina	2,530,140

Ohio — 7.3%
1,370,000	AAA	Cleveland, OH, Waterworks Revenue, Series K, Call 1/1/12 @ 100, 5.250% due 1/1/21 (e)	1,454,981
1,255,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton, Inc. Project, 6.750% due 1/1/10	1,303,556
1,855,000	Aaa(f)	Highland, OH, Local School District, School Improvement, FSA-Insured, Call 12/1/11 @ 100, 5.750% due 12/1/19 (e)	2,015,940
1,000,000	Aaa(f)	Kettering, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/1/19	1,040,300
		Lake County, OH, Hospital Improvement Revenue:
210,000	AAA	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (b)	226,857
115,000	NR	Ridgecliff Hospital Project, 8.000% due 10/1/09 (b)	122,570
95,000	AAA	Lima, OH, Hospital Revenue, St. Rita Hospital of Lima, 7.500% due 11/1/06 (b)	96,140
1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,546,965
3,010,000	AA+	Ohio State GO, Conservation Project, Series A, 5.250% due 9/1/13 (a)	3,170,734
		Ohio State Water Development Authority Revenue:
1,785,000	AAA	9.375% due 12/1/10 (b)(k)	1,950,523
245,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (b)	265,337
		Total Ohio	13,193,903

See Notes to Financial Statements.

8              Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oklahoma — 0.7%
$55,000	AAA	Oklahoma State Industries Authority Revenue, Hospital Oklahoma Health Care Corp., Series A, Call 5/1/07 @ 100, 9.125% due 11/1/08 (e)	$56,990
260,000	BBB(f)	Tulsa, OK, Housing Assistance Corp. MFH Revenue, 7.250% due 10/1/07 (c)	261,383
		Tulsa, OK, Municipal Airport Trust Revenue, Refunding American Airlines, Series B:
500,000	B-	5.650% due 12/1/08 (c)(d)(i)	502,305
500,000	B-	6.000% due 12/1/08 (c)(d)(i)	506,195
		Total Oklahoma	1,326,873

Oregon — 1.2%
935,000	BBB+(j)	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08 (b)	977,412
1,200,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12 (c)	1,256,556
		Total Oregon	2,233,968

Pennsylvania — 6.2%
755,000	AAA	Conneaut, PA, School District GO, AMBAC-Insured, 9.500% due 5/1/12 (b)	865,147
1,855,000	AAA	Delaware River Port Authority Pennsylvania and New Jersey, RITES, Series 964, FSA-Insured, 6.619% due 1/1/10 (g)	2,104,089
1,000,000	Aaa(f)	Harrisburg, PA, Parking Authority Parking Revenue, FSA-Insured, 5.500% due 5/15/20	1,066,300
1,365,000	AA	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian-Insured, 5.500% due 7/1/19	1,432,827
1,000,000	AAA	Pennsylvania State IDA Revenue, Economic Development, AMBAC-Insured, 5.500% due 7/1/21	1,074,320
65,000	AAA	Philadelphia, PA, Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (b)	66,930
1,000,000	AAA	Philadelphia, PA, School District, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/23 (e)	1,075,230
2,000,000	AAA	Philadelphia, PA, Water & Wastewater, Series B, FGIC-Insured, 5.250% due 11/1/14	2,124,500
1,350,000	AAA	Pittsburgh, PA, School District GO, FSA-Insured, 5.375% due 9/1/16	1,470,623
		Total Pennsylvania	11,279,966

Puerto Rico — 0.8%
1,500,000	BBB-	Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06	1,513,875

Rhode Island — 0.6%
1,000,000	AA	Central Falls, RI, GO, Radian-Insured, 5.875% due 5/15/15	1,064,890

South Carolina — 3.3%
50,000	AAA	Anderson County, SC, Hospital Facilities Revenue, 7.125% due 8/1/07 (b)	50,929
1,445,000	AA	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,525,718

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

South Carolina — 3.3% (continued)
		Greenville County, SC, School District Installment Purchase Revenue, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101:
$2,000,000	AA-	5.875% due 12/1/19 (e)	$2,218,240
2,000,000	AA-	6.000% due 12/1/21 (e)	2,234,909
		Total South Carolina	6,029,796

South Dakota — 1.9%
2,400,000	Aa2(f)	Minnehana County, SD, GO, Limited Tax Certificates, Call 12/1/10 @ 100, 5.625% due 12/1/20 (a)(e)	2,540,016
795,000	A	South Dakota Economic Development Finance Authority, Economic Development Revenue, APA Optics, Series A, 6.750% due 4/1/16 (c)	815,439
		Total South Dakota	3,355,455

Tennessee — 0.5%
460,000	AAA	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (b)	498,465
355,000	Baa1(f)	McMinnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	364,922
		Total Tennessee	863,387

Texas — 7.7%
2,000,000	Aa3(f)	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	2,179,800
2,000,000	AAA	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien, AMBAC-Insured, 5.375% due 12/1/16	2,109,480
		Dallas-Fort Worth, TX:
1,500,000	CCC	International Airport Facility, Improvement Corp. Revenue, Refunding, American Airlines, Series C, 6.150% due 11/1/07 (c)(d)(i)	1,511,910
1,000,000	AAA	International Airport Revenue, Refunding, Series B, FSA-Insured, 5.500% due 11/1/20 (c)	1,051,680
		El Paso County, TX, Housing Finance Corp.:
270,000	Baa3(f)	La Plaza Apartments, Subordinated Series C, 8.000% due 7/1/30	273,116
360,000	A3(f)	MFH Revenue, Series A, American Village Communities, 6.250% due 12/1/24	375,368
		El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, Series A, FSA-Insured:
45,000	AAA	6.000% due 3/1/15	49,177
955,000	AAA	Call 3/1/12 @ 100, 6.000% due 3/1/15 (e)	1,046,671
2,000,000	Aa2(f)	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100, 5.625% due 2/15/17 (e)	2,158,620
585,000	AAA	Grand Prairie, TX, Housing Finance Corp., MFH Revenue, Landings of Carrier Project, Series A, GNMA-Collateralized, 6.650% due 9/20/22	644,910
1,000,000	AAA	Harris County, TX, Hospital District Revenue, MBIA-Insured, 6.000% due 2/15/15	1,073,070
1,000,000	AAA	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC-Insured, 5.500% due 10/1/19	1,074,580

See Notes to Financial Statements.

10            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas — 7.7% (continued)
$275,000	Aaa(f)	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10 (b)	$312,161
175,000	AAA	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS Series C-2, GNMA/FNMA/FHLMC-Collateralized, 9.622% due 7/2/24 (c)(l)	178,003
		Total Texas	14,038,546

Utah — 1.8%
1,580,000	Aaa(f)	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/24	1,623,735
		Spanish Fork City, UT, Water Revenue, FSA-Insured:
1,135,000	Aaa(f)	5.500% due 6/1/16	1,212,611
350,000	Aaa(f)	Call 6/1/12 @ 100, 5.500% due 6/1/16 (e)	377,727
		Total Utah	3,214,073

Washington — 1.9%
1,250,000	Aaa(f)	Cowlitz County, WA, School District, No. 122 Longview, FSA-Insured, 5.500% due 12/1/19	1,317,887
2,000,000	AAA	Energy Northwest Washington Electric Revenue, Project No. 3, Series A, FSA-Insured, 5.500% due 7/1/18	2,127,480
		Total Washington	3,445,367

West Virginia — 0.1%
95,000	AAA	Cabell Putnam & Wayne Counties, WV, Single - Family Residence Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10 (b)	100,725

Wisconsin — 1.1%
2,000,000	BBB	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, Series A, 6.000% due 11/1/21 (c)	2,075,100
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $172,323,744)	175,713,469

SHORT-TERM INVESTMENTS (m) — 3.0%
Alaska — 0.5%
900,000	A-1+	Valdez, AK, Marine Terminal, BP Pipelines Inc. Project, Series B, 3.990%, 7/3/06	900,000

California — 0.1%
100,000	A-1+	Orange County, CA, Sanitation Districts COP, Series A, SPA-Dexia Credit Local, 3.920%, 7/3/06	100,000

Georgia — 0.4%
800,000	A-1+	Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Project, AMBAC-Insured, SPA-JPMorgan Chase, 4.020%, 7/3/06	800,000

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            11

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 0.1%
$100,000	A-1+	Pennsylvania State Higher EFA, Carnegie Mellon University, Series B, SPA-Morgan Guaranty Trust, 4.000%, 7/3/06	$100,000
100,000	A-1+	Philadelphia, PA Hospitals and HEFA Hospital Revenue, Children’s Hospital Project, Series A, SPA-JPMorgan Chase Bank, 4.000%, 7/3/06	100,000
		Total Pennsylvania	200,000

Texas — 1.8%
600,000	A-1+	Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, Series B-2, MBIA-Insured, SPA-JPMorgan Chase,4.030%, 7/3/06	600,000
		Harris County, TX, Health Facilities Development Corp. Revenue:
400,000	A-1+	Special Facilities, Texas Medical Center Project, MBIA-Insured, SPA-JPMorgan Chase, 4.030%, 7/3/06	400,000
1,100,000	A-1+	St. Luke’s Episcopal Hospital, Series B, SPA-Northern Trust, Bayerische Landesbank, Bank of America, JPMorgan Chase, 4.030%, 7/3/06	1,100,000
1,200,000	A-1+	Texas Water Development Board Revenue, Refunding, State Revolving Fund, SPA-JPMorgan Chase, 3.960%, 7/3/06	1,200,000
		Total Texas	3,300,000

Virginia — 0.1%
200,000	F-1+(j)	Alexandria, VA, IDA Revenue, Goodwin House, LOC-Wachovia Bank, 3.980%, 7/3/06	200,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,500,000)	5,500,000

		TOTAL INVESTMENTS — 100.0% (Cost — $177,823,744#)	$181,213,469

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(e)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Rating by Moody’s Investors Service.
(g)	Residual interest tax-exempt securities—coupon varies inversely with level of short-term tax-exempt interest rates.
(h)	Security is currently in default.
(i)	Maturity date shown represents the mandatory tender date.
(j)	Rating by Fitch Ratings Service.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(l)	Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.
(m)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 14 and 15 for definitions of ratings.

See Notes to Financial Statements.

12            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:

ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
DFA	— Development Finance Agency
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Securities
Radian	— Radian Assets Assurance
SPA	— Standby Bond Purchase Agreement
USD	— Unified School District
XLCA	— XL Capital Assurance Inc.

Summary of Investments by Industry* (unaudited)

Pre-Refunded	14.3%
Hospitals	14.3
General Obligation	11.0
Escrowed to Maturity	10.1
Education	9.9
Transportation	9.0
Utilities	6.8
Pollution Control	5.4
Water & Sewer	4.0
Tax Allocation	3.9
Miscellaneous	2.9
Life Care Systems	2.3
Industrial Development	2.0
Other	4.1
100.0%

*  As a percent of total investments. Please note that Fund holdings are as of June 30, 2006 and are subject to change.

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            13

Bond Ratings (unaudited)

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

14            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            15

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $177,823,744)	$181,213,469
Interest receivable	3,010,817
Receivable for securities sold	535,000
Prepaid expenses	19,592
Total Assets	184,778,878
LIABILITIES:
Investment management fee payable	83,829
Payable to broker — variation margin on open futures contracts	79,297
Distributions payable to Municipal Auction Rate Cumulative Preferred Stockholders	53,175
Deferred compensation payable	14,833
Due to custodian	9,852
Accrued expenses	37,283
Total Liabilities	278,269
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000

Total Net Assets	$134,500,609

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	80,408
Accumulated net realized loss on investments and futures contracts	(10,684,199)
Net unrealized appreciation on investments and futures contracts	3,568,677

Total Net Assets	$134,500,609

Shares Outstanding	14,032,784

Net Asset Value	$9.58

See Notes to Financial Statements.

16            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$4,692,196
EXPENSES:
Investment management fee (Note 2)	506,689
Auction participation fees (Note 4)	64,648
Legal fees	27,754
Transfer agent fees	26,510
Stock exchange listing fees	21,324
Shareholder reports	20,794
Audit and tax	18,584
Custody fees	13,708
Directors’ fees	4,093
Insurance	2,205
Miscellaneous expenses	2,279
Total Expenses	708,588
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,109)
Net Expenses	704,479
Net Investment Income	3,987,717
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(58,406)
Futures contracts	1,154,992
Net Realized Gain	1,096,586
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,375,495)
Futures contracts	1,190,671
Change in Net Unrealized Appreciation/Depreciation	(2,184,824)
Net Loss on Investments and Futures Contracts	(1,088,238)
Distributions Paid to Municipal Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 4)	(834,797)
Increase in Net Assets From Operations	$2,064,682

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            17

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited)
and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$3,987,717	$8,125,424
Net realized gain (loss)	1,096,586	(2,844,670)
Change in net unrealized appreciation/depreciation	(2,184,824)	(1,277,930)
Distributions paid to Municipal Auction Rate Cumulative Preferred Stockholders from net investment income	(834,797)	(1,206,809)
Increase in Net Assets From Operations	2,064,682	2,796,015
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,115,278)	(7,788,195)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(3,115,278)	(7,788,195)
Decrease in Net Assets	(1,050,596)	(4,992,180)

NET ASSETS:
Beginning of period	135,551,205	140,543,385
End of period *	$134,500,609	$135,551,205

* Includes undistributed net investment income of:	$80,408	$42,766

See Notes to Financial Statements.

18            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.66		$10.02	$10.26	$10.27	$10.21	$10.20
Income (Loss) From Operations:
Net investment income	0.28		0.56	0.64	0.68	0.68	0.56
Net realized and unrealized gain (loss)	(0.08)		(0.27)	(0.23)	(0.03)	0.07	0.00 (2)
Distributions paid to Municipal Auction Rate Cumulative Preferred Stockholders from net investment income	(0.06)		(0.09)	(0.04)	(0.05)	(0.05)	—
Total Income From Operations	0.14		0.20	0.37	0.60	0.70	0.56
Gain From Repurchase of Treasury Stock	—		—	—	—	—	0.00 (2)
Underwriting Commissions and Offering Expenses for the Issuance of Municipal Auction Rate Cumulative Preferred Stock	—		—	—	—	(0.06)	—
Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.22)		(0.56)	(0.61)	(0.61)	(0.58)	(0.55)
Total Distributions	(0.22)		(0.56)	(0.61)	(0.61)	(0.58)	(0.55)
Net Asset Value, End of Period	$9.58		$9.66	$10.02	$10.26	$10.27	$10.21
Market Price, End of Period	$8.48		$8.60	$9.36	$10.19	$9.56	$9.75
Total Return, Based on Net Asset Value(3)	1.72%		2.41%	3.99%	6.22%	6.73%	6.01%
Total Return, Based on Market Price(3)	1.14%		(2.40)%	(2.19)%	13.33%	4.03%	17.17%
Net Assets, End of Period (millions)	$135		$136	$141	$144	$144	$143
Ratios to Average Net Assets:(4)
Gross expenses	1.05	%(5)	1.12%	1.07%	1.07%	1.08%	0.80%
Net expenses	1.05	(5)(6)	1.12	1.07	1.07	1.08	0.80
Net investment income	5.92	(5)	5.89	6.34	6.55	6.59	5.35
Portfolio Turnover Rate	2%		18%	32%	21%	49%	36%
Municipal Auction Rate Cumulative Preferred Stock:(7)
Total Amount Outstanding (000s)	$50,000		$50,000	$50,000	$50,000	$50,000	$—
Asset Coverage Per Share	92,250		92,776	95,272	96,840	96,942	—
Involuntary Liquidating Preference Per Share(8)	25,000		25,000	25,000	25,000	25,000	—
Average Market Value Per Share(8)	25,000		25,000	25,000	25,000	25,000	—

(1)	For the six months ended June 30, 2006 (unaudited).
(2)	Amount represents less than $0.01 per share.
(3)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
(8)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            19

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Intermediate Muni Fund, Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy

20            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive distributions in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc, (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets. For purposes of calculating the investment management fee, the aggregate liquidation value of Municipal Auction Rate Cumulative Preferred Stock is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended June 30, 2006, SBFM waived a portion of its fee in the amount of $4,109.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Director”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Director. The deferred fees earn a return based on notional investments selected by the Director. The balance of the deferred fees payable may change depending upon the investment performance.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            21

Notes to Financial Statements (unaudited) (continued)

Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of June 30, 2006, the Fund had accrued $14,833 as deferred compensation payable. Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,223,880
Sales	4,002,625

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,883,536
Gross unrealized depreciation	(1,493,811)
Net unrealized appreciation	$ 3,389,725

At June 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. 10 Year Treasury Notes	175	9/06	$18,529,343	$18,350,391	$178,952

4.  Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 3.05% to 3.86% during the six months ended June 30, 2006. At June 30, 2006, the dividend rate was 3.86%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a

22            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay distributions to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”) a wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended June 30, 2006, CGM earned $63,277 as a participating broker/dealer.

5.  Capital Loss Carryforward

As of December 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $12,755,718, of which $37,946 expires in 2006, $1,896,634 expires in 2007, $513,580 expires in 2008, $4,046,539 expires in 2010, $569,469 expires in 2011, $3,529,445 expires in 2012 and $2,162,105 expires in 2013. These amounts will be available to offset any future taxable capital gains.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            23

Notes to Financial Statements (unaudited) (continued)

to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement

24            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Subsequent Event

The Fund’s Board has approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006. The Fund’s Board has also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser, the day-to-day portfolio management of the Fund. The investment management fee for the Fund will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

In addition to these advisory chages, it is expected that the Fund’s name will change to Western Asset Intermediate Muni Fund Inc. in October 2006.

9.  Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Intermediate Muni Fund, Inc.   2006 Semi-Annual Report            25

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Period	AMEX Closing Price*	Net Asset Value*	Distributions Paid	Reinvestment Price

Fiscal Year 2004
January	$10.41	$10.27	$0.051	$10.29
February	10.49	10.36	0.051	10.41
March	10.49	10.19	0.051	10.25
April	9.20	10.08	0.051	9.24
May	9.57	10.02	0.051	9.60
June	9.23	9.99	0.051	9.39
July	9.65	10.06	0.051	9.61
August	9.64	10.12	0.051	9.59
September	9.37	10.10	0.051	9.67
October	9.55	10.09	0.051	9.69
November	9.40	10.02	0.051	9.65
December	9.36	10.02	0.051	9.45

Fiscal Year 2005
January	9.46	10.01	0.051	9.47
February	9.44	9.97	0.051	9.46
March	9.10	9.86	0.051	9.14
April	9.27	9.90	0.051	9.26
May	9.29	9.81	0.051	9.33
June	9.67	9.77	0.051	9.60
July	9.68	9.77	0.043	9.71
August	9.23	9.74	0.043	9.27
September	9.07	9.73	0.043	8.29
October	8.85	9.70	0.040	8.95
November	8.59	9.70	0.040	8.72
December	8.60	9.66	0.040	8.65

Fiscal Year 2006
January	8.74	9.69	0.037	8.78
February	8.91	9.69	0.037	8.87
March	8.80	9.65	0.037	8.92
April	8.57	9.65	0.037	8.69
May	8.56	9.67	0.037	8.69
June	8.48	9.58	0.037	8.52

*On the last business day of the month.

26            Intermediate Muni Fund, Inc.   2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

Intermediate Muni Fund, Inc.            27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

28            Intermediate Muni Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Intermediate Muni Fund, Inc.            29

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

30            Intermediate Muni Fund, Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

* * *

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

Intermediate Muni Fund, Inc.            31

Intermediate Muni Fund, Inc.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Robert J. Brault
Chief Financial Officer
and Treasurer

Joseph P. Deane
Portfolio Manager

David T. Fare
Portfolio Manager

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/InvestorServices

Intermediate Muni Fund, Inc. INTERMEDIATE MUNI FUND, INC. Legg Mason Partners Funds 125 Broad Street 10th Floor, MF-2 New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0633 8/06	SR06-116

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)                                  Not applicable.

(b)                                 Attached hereto.

Exhibit 99.CERT                                                                                                                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT                                                                                               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Intermediate Muni Fund, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Intermediate Muni Fund, Inc.

Date:	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Intermediate Muni Fund, Inc.

Date:	September 7, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Intermediate Muni Fund, Inc.

Date:	September 7, 2006